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                                                                    EXHIBIT 10.y

STATE OF SOUTH CAROLINA      )          FOURTH AMENDMENT TO
                             )             17 MM MORTGAGE
COUNTY OF BEAUFORT           )        AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO 17 MM MORTGAGE AND SECURITY AGREEMENT is made and entered into as of this 24th day of October, 1997 by and between SEA PINES COMPANY, INC. (formerly known as Sea Pines Plantation Company, Inc.) ("SPCO") (the "Mortgagor"), 32 Greenwood Drive, Hilton Head Island, South Carolina 29928, in favor of WACHOVIA BANK, N.A. as Successor to The South Carolina National Bank, its successors and assigns (hereinafter referred to as the "Mortgagee"), One Sea Pines Circle, Hilton Head Island, South Carolina 29928.

                              W I T N E S S E T H:

         WHEREAS, Mortgagee did previously loan to Mortgagor and Sea Pines Associates, Inc. ("SPA") (Mortgagor and SPA are collectively referred to herein as "Borrower") the principal amount of Seventeen Million and No/100 ($17,000,000.00) Dollars as evidenced by that certain Promissory Note dated November 17, 1987 (the "17 MM Note"); and

         WHEREAS, the Mortgagee and Borrower did enter into that certain Credit Agreement, dated November 17, 1987, which set forth the terms and conditions of the $17,000,000.00 loan from the Mortgagee to the Borrower (the "1987 Credit Agreement"); and

         WHEREAS, as security for the 17 MM Note, a Mortgage and Security Agreement was made and entered into by and between the parties on November 17, 1987, and recorded on November 17, 1987 in the RMC Office for Beaufort County, South Carolina in Mortgage Book 410 at Page 540 (the "17 MM Mortgage"), so as to evidence the security interest of the Mortgagee in the Land and Improvements thereon (as defined in the Mortgage); and

         WHEREAS, the 1987 Credit Agreement was subsequently amended on January 17, 1992, March 2, 1992, April 26, 1992, June 29, 1993, October 15, 1993, March
15, 1994 and March 15, 1995 by appropriate documentation entered into by the parties; and

         WHEREAS, the 17 MM Mortgage was amended by the Amendment to 17 MM Mortgage and Security Agreement dated June 29, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in Book 638 at Page 2212 (the "First Amendment to 17 MM Mortgage"), the Amendment to 17 MM Mortgage and Security Agreement dated October 15, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in Book 659 at Page 1772 (the "Second Amendment to 17 MM Mortgage"), and the Amendment to 17 MM Mortgage and Security Agreement dated March 15, 1995 and recorded in the RMC Office for Beaufort County, South Carolina in Book _____ at Page _____ (the "Third Amendment to 17 MM Mortgage"); and



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         WHEREAS, the Mortgagee and Borrower have entered into that certain
Eighth Amendment to Credit Agreement of even date which among other things, provides for the extension of the Maturity Date of the 17 MM Note from June 17, 1998 to November 15, 1999; and

         WHEREAS, this Fourth Amendment to 17 MM Mortgage and Security Agreement is made and entered into for the purpose of making the modifications set forth below incorporating the terms and conditions of the Eighth Amendment to Credit Agreement into the 17 MM Mortgage.

         NOW, THEREFORE, for and in consideration of the sum of One and No/100 ($1.00) Dollar paid by the Mortgagee to the Mortgagor this date and of the mutual covenants and conditions contained herein, the parties, hereto agree as follows:

         1. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. The 17 MM Mortgage is hereby amended throughout so as to incorporate therein the terms and conditions of the Eighth Amendment to Credit Agreement, all previous amendments to the Credit Agreement and the Second Amendment to 17 MM Note.

         3 The Maturity Date of June 17, 1998 (as contained in the First Amendment to 17 MM Mortgage) is hereby deleted and the Maturity Date of November 15, 1999 is hereby inserted as the Maturity Date throughout the 17 MM Mortgage, as amended.

         4. The principal payments due under the 17 MM Note shall be modified as herein provided and shall become effective as of October 18, 1997. Interest shall continue to be paid monthly on the principal balance outstanding, based upon the interest rate in effect and the number of days elapsed as provided in the First Amendment to 17 MM Note, as amended by the Amendment Letters of June 6, 1994 and June 16, 1995 described in the Eighth Amendment to Credit Agreement and the Second Amendment to 17 MM Note. The schedule of principal payments set forth in the First Amendment to 17 MM Mortgage is hereby deleted and the following shall be substituted in lieu thereof:

                  May 17, 1998 through October 17, 1998:
                           $135,000.00 per month;

                  May 17, 1999 through October 17, 1999:
                           $135,000.00 per month.

         5. This Fourth Amendment to 17 MM Mortgage is made and entered into for the purpose of making the modifications set forth in paragraphs 2 through 4 above and incorporating the terms and conditions of the Eighth Amendment to Credit Agreement and the Second Amendment to 17 MM Note into the 17 MM Mortgage. This Fourth Amendment to the 17 MM Mortgage is not intended to and shall not affect the priority of the lien of the 17 MM Mortgage.


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         6. Except as heretofore amended or modified, the terms and conditions of the Mortgage shall remain unchanged and by execution hereof, the undersigned Mortgagor does hereby ratify and confirm all said terms.

         IN WITNESS WHEREOF, the Mortgagor has duly executed this Fourth Amendment to 17 MM Mortgage and Security Agreement, and the Mortgagee has caused this Agreement to be executed by its duly authorized officers, as of the date first above written.

WITNESSES:                            MORTGAGOR:

                                      SEA PINES COMPANY, INC.
                                      (formerly known as Sea Pines Plantation
                                      Company, Inc.)


Connie Smith                          By:     Michael E. Lawrence
-----------------------------------           ---------------------------------
                                      Its:    President
                                              ---------------------------------

Jennifer Bialocki-Prynada             Attest: Steven P. Birdwell
-----------------------------------           ---------------------------------
                                      Its:    Secretary
                                              ---------------------------------



                                      MORTGAGEE:

                                      WACHOVIA BANK,  N.A.
                                      (as Successor to The South Carolina
                                      National Bank)


Birdie Sargent                        By:     William D. Priester
-----------------------------------           ---------------------------------
                                      Its:    Assistant Vice President
                                              ---------------------------------

Marla S. Nasuti                       Attest: Douglas E. Stetson
-----------------------------------           ---------------------------------
                                      Its:    Vice President
                                              ---------------------------------


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STATE OF SOUTH CAROLINA             )
                                    )                   PROBATE
COUNTY OF BEAUFORT                  )


         PERSONALLY appeared before me Birdie Sargent who, on oath says that
(s)he saw the within-named WACHOVIA BANK, N.A. (as Successor to the South Carolina National Bank) by its appropriate officer, sign, seal, and as its act and deed, deliver the within-written Amendment to 17 MM Mortgage and Security Agreement, and that (s)he with Marla S. Nasuti witnessed the execution thereof.

                                            Birdie Sargent
                                            --------------------------------

SWORN to before me this 27th day
of October, 1997.


Marla S. Nasuti
------------------------------------
Notary Public for South Carolina
My Commission Expires: Oct. 10, 1998
                       -------------



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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )


         PERSONALLY appeared before me Connie Smith, who, on oath, says that
(s)he saw the within-named SEA PINES COMPANY, INC., by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written Amendment to 17 MM Mortgage and Security Agreement, and that (s)he with Jennifer
Bialocki-Prynada witnessed the execution thereof.


                                           Connie Smith
                                           --------------------------------
SWORN to before me this 24th day
of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 2004
                       --------------



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